UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 16, 2016 (May 16, 2016)

HEMISPHERX BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27072	52-0845822
(state or other juris-	(Commission	(I.R.S. Employer
diction of incorporation)	File Number)	(Identification No.)

1617 JFK Boulevard, Suite 500, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 988-0080

1617 JFK Boulevard, Suite 500, Philadelphia, PA 19103
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 16, 2016, Hemispherx Biopharma, Inc. (the "Company") filed its quarterly report on Form 10-Q for the first quarter ended March 31, 2016 and, thereafter, issued a press release announcing its financial results for the first quarter then ended. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

As noted in a prior press release issued on March 12, 2016, the Company will host a conference call at 1:00 p.m. Eastern Daylight Time (EDT) on Tuesday, May 17, 2016 to provide a general business update. Hemispherx will respond to various stockholder questions submitted prior to the call.

Conference Call Information

Date:	Tuesday, May 17, 2016
Time:	1:00 PM EDT
Dial-in numbers:	800-346-7359 (domestic)
973-528-0008 (international)
Conference number:	27781
Questions:	ir@hemispherx.net by 10:00 AM EDT on Wednesday, March 17, 2016
Replay:	http://ir.hemispherx.net/Events_Presentations

Item 7.01 Regulation FD Disclosure.

The information disclosed in Item 2.02 above is incorporated into this Item 7.01. The information included in this Current Report on Form 8-K (including the exhibit hereto) is being furnished under Item 2.02, "Results of Operations and Financial Condition," Item 7.01, "Regulation FD Disclosure" and Item 9.01 "Financial Statements and Exhibits" of Form 8-K. As such, the information (including the exhibit) herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Important Information

There may be a discussion of the need to seek stockholder approval of a reverse stock split at the upcoming annual meeting of stockholders in this conference call. Hemispherx intends to file a proxy statement with the Securities and Exchange Commission (the "SEC"). This communication is not a substitute for any proxy statement or other document Hemispherx may file with the SEC in connection with the proposed reverse stock split. Stockholders are urged to read the proxy statement, when filed as it will contain important information. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Hemispherx. Stockholders may obtain free copies of the proxy statement, when filed, without charge, at the SEC's website (www.sec.gov). This document does not constitute a solicitation of any vote or approval.

Participants in Solicitation

Hemispherx and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Hemispherx's directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 29, 2016. Additional information regarding the interests of such potential participants will be included in the proxy statement to be filed with the SEC by Hemispherx in connection with the proposed transaction and in other relevant documents filed by Hemispherx with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

99.1	Press Release dated May 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEMISPHERX BIOPHARMA, INC.

May 16, 2016

By: /s/ Thomas K. Equels

Thomas K. Equels, President